UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-35074 (Commission File Number)	27-2962512 (I.R.S. Employer Identification No.)

13215 Bee Cave Parkway, Suite B-300
Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2017, Gregory A. Dowell, Executive Vice President and Chief Financial Officer of Summit Hotel Properties, Inc. (the “Company”) notified the Company of his intent to retire from the Company effective March 31, 2018. Mr. Dowell will continue to serve in his current capacity with the Company until the effective date of his retirement. There were no disagreements between Mr. Dowell and the Company.

On November 9, 2017, the Board of Directors of the Company appointed Jonathan P. Stanner as the Company’s Executive Vice President and Chief Financial Officer effective as of March 31, 2018. Mr. Stanner, 36, will continue to serve in his current capacity of Executive Vice President and Chief Investment Officer, which he has held since joining the Company in April 2017, until the effective date of his new appointment. Prior to joining the Company, Mr. Stanner served as Chief Executive Officer of Strategic Hotels & Resorts, Inc. (“Strategic Hotels”), which was publicly traded until being sold to an affiliate of The Blackstone Group L.P. in December 2015. Mr. Stanner held increasingly senior positions with Strategic Hotels since he joined that company in 2005, including Director of Corporate Finance, Senior Vice President - Capital Markets, Acquisitions, Treasurer and Chief Financial Officer, and Chief Executive Officer.

The Company and Mr. Stanner are parties to an employment agreement, effective as of April 17, 2017, the material terms of which have been previously disclosed on the Company’s Current Report on Form 8-K filed on April 4, 2017.

Item 7.01.	Regulation FD Disclosure

On November 13, 2017, the Company issued a press release announcing the retirement of Gregory A. Dowell, Executive Vice President and Chief Financial Officer of the Company, and the appointment of Jonathan P. Stanner, Executive Vice President and Chief Investment Officer of the Company, as the Company’s Executive Vice President and Chief Financial Officer, in each case effective March 31, 2018. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 7.01.

On November 13, 2017, the Company issued a press release announcing the Company’s entry into agreements to acquire four hotels for an aggregate purchase price of $164 million. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 7.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued on November 13, 2017.

99.2	Press release issued on November 13, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC. (Registrant)

Date: November 13, 2017	By:	/s/ Christopher R. Eng
Christopher R. Eng
Executive Vice President, General Counsel, Chief Risk Officer and Secretary

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